                                                                      Exhibit 21

                           SUBSIDIARIES OF THE COMPANY

This list does not include certain subsidiaries which in the aggregate are not significant.
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NAME                                                                 STATE
Bed Bath & Beyond of Riverchase Inc.                                 Alabama
Bed Bath & Beyond of Tucson Inc.                                     Arizona
Bed Bath & Beyond of Paradise Valley Inc.                            Arizona
Bed Bath & Beyond of Chandler Inc.                                   Arizona
Bed Bath & Beyond of Beverly Center Inc.                             California
Bed Bath & Beyond of Northridge Inc.                                 California
Bed Bath & Beyond of La Jolla Inc.                                   California
Bed Bath & Beyond of Tarzana Inc.                                    California
Bed Bath & Beyond of San Francisco Inc.                              California
Bed Bath & Beyond of Palm Desert Inc.                                California
Bed n Bath of Westlake Inc.                                          California
Bed n Bath of Santa Rosa Inc.                                        California
Bed n Bath of Huntington Beach Inc.                                  California
Bed n Bath of Redondo Beach Inc.                                     California
Bed n Bath of Oakland Inc.                                           California
Bed n Bath of Studio City Inc.                                       California
Bed n Bath of Woodland Hills Inc.                                    California
Bed & Bath of San Diego Inc.                                         California
Bed & Bath of Topanga Inc.                                           California
Bed Bath & Beyond of Mission Valley Inc.                             California
Bed Bath & Beyond of Lake Forest Inc.                                California
Bed Bath & Beyond of Citrus Heights Inc.                             California
Bed Bath & Beyond of Cherry Creek Inc.                               Colorado
Bed Bath & Beyond of Park Meadows Inc.                               Colorado
Bed n Bath Warehouse Corp.                                           Connecticut
Bed n Bath of Stamford Inc.                                          Connecticut
Bed n Bath of Norwalk Inc.                                           Connecticut
Bed n Bath of Danbury Square Inc.                                    Connecticut
Bed n Bath of Hartford Inc.                                          Connecticut
Bed n Bath of Danbury Inc.                                           Connecticut
Bed Bath & Beyond of Ridgeway Inc.                                   Connecticut
Bed Bath & Beyond of Connecticut Inc.                                Connecticut
BBBTX, Inc.                                                          Delaware
BBBL, Inc.                                                           Delaware
Bed Bath & Beyond of Brandywine Inc.                                 Delaware
Bed Bath & Beyond of Sawgrass Inc.                                   Florida
Bed Bath & Beyond of Orlando Inc.                                    Florida
Bed Bath & Beyond of Kendall Inc.                                    Florida
Bed Bath & Beyond of Hialeah Inc.                                    Florida
Bed Bath & Beyond of West Palm Beach Inc.                            Florida

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                     SUBSIDIARIES OF THE COMPANY, continued
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
NAME                                                                 STATE
Bed Bath & Beyond of Brandon Inc.                                    Florida
Bed Bath & Beyond of Boca Raton Inc.                                 Florida
Bed Bath & Beyond of West Kendall Inc.                               Florida
Bed Bath & Beyond of Carrollwood Inc.                                Florida
Bed Bath & Beyond of Dadeland Station Inc.                           Florida
Bed Bath & Beyond of International Drive Inc.                        Florida
Bed Bath & Beyond of Naples Inc.                                     Florida
Bed Bath & Beyond of Cobb Place Inc.                                 Georgia
Bed Bath & Beyond of Gwinnett Inc.                                   Georgia
Bed Bath & Beyond of Perimeter Inc.                                  Georgia
Bed Bath & Beyond of Buckhead Inc.                                   Georgia
Bed Bath & Beyond of Alpharetta Inc.                                 Georgia
Bed Bath & Beyond of Gurnee Inc.                                     Illinois
Bed Bath & Beyond of Deerfield Inc.                                  Illinois
Bed Bath & Beyond of Schaumburg Inc.                                 Illinois
Bed Bath & Beyond of Downers Grove Inc.                              Illinois
Bed Bath & Beyond Lincoln Park Inc.                                  Illinois
Bed Bath & Beyond of Wilmette Inc.                                   Illinois
Bed Bath & Beyond of Rockford Inc.                                   Illinois
Bed Bath & Beyond of Indianapolis Inc.                               Indiana
Bed Bath & Beyond of Hobart Inc.                                     Indiana
Indiana Bed Bath & Beyond L.P.                                       Indiana
Bed Bath & Beyond of Overland Park Inc.                              Kansas
Bed Bath & Beyond of Columbia Inc.                                   Maryland
Bed Bath & Beyond of Annapolis Inc.                                  Maryland
Bed Bath & Beyond of Rockville Inc.                                  Maryland
Bed Bath & Beyond of Gaithersburg Inc.                               Maryland
Bed Bath & Beyond of Towson Inc.                                     Maryland
Bed Bath & Beyond of Montgomery Inc.                                 Maryland
Bed Bath & Beyond of Worcester Inc.                                  Massachusetts
BB & Beyond of Burlington Inc.                                       Massachusetts
BB & Beyond of Framingham Inc.                                       Massachusetts
Bed Bath & Beyond of Farmington Hills Inc.                           Michigan
Bed Bath & Beyond of Troy Inc.                                       Michigan
Bed Bath & Beyond of Sterling Heights Inc.                           Michigan
Bed Bath & Beyond of Auburn Inc.                                     Michigan
Bed Bath & Beyond of Northville Inc.                                 Michigan
Bed Bath & Beyond of Westland Inc.                                   Michigan
Bed Bath & Beyond of Independence Inc.                               Missouri
Bed Bath & Beyond of Fashion Center Inc.                             New Jersey
Bed n Bath of Flemington Inc.                                        New Jersey
Bed n Bath of Lawrenceville Inc.                                     New Jersey
Bed n Bath of Secaucus Inc.                                          New Jersey
Bed n Bath of Cherry Hill Inc.                                       New Jersey
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                     SUBSIDIARIES OF THE COMPANY, continued
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NAME                                                                 STATE
Bed n Bath of Short Hills Inc.                                       New Jersey
Bed n Bath of Paramus Inc.                                           New Jersey
B & B of Seventeen Inc.                                              New Jersey
Bed Bath & Beyond of Ellisburg Circle Inc.                           New Jersey
New Jersey Bed Bath & Beyond L.P.                                    New Jersey
BBBY Management Corp.                                                New Jersey
Bed n Bath Stores, Inc.                                              New Jersey
Bed Bath & Beyond of Edgewater Inc.                                  New Jersey
Bed Bath & Beyond of Watchung Inc.                                   New Jersey
Bed Bath & Beyond of Five Towns Inc.                                 New York
Bed Bath & Beyond of Farmingdale Inc.                                New York
Bed Bath & Beyond of Lake Grove Inc.                                 New York
Bed Bath & Beyond of Colonie Inc.                                    New York
Bed Bath & Beyond of Manhattan Inc.                                  New York
Bed Bath & Beyond of 110 Inc.                                        New York
Bed n Bath of New York Inc.                                          New York
Bed n Bath of Spring Valley Inc.                                     New York
Bed n Bath of Huntington Inc.                                        New York
Bed n Bath of Hartsdale Inc.                                         New York
Bed n Bath Inc.                                                      New York
Bed n Bath of White Plains Inc.                                      New York
Bed n Bath of Nanuet Inc.                                            New York
B & B Warehouse Corp.                                                New York
CBH of Great Neck Inc.                                               New York
Bed Bath & Beyond of West Nyack Inc.                                 New York
Bed Bath & Beyond of Manhasset Inc.                                  New York
Bed Bath & Beyond of Munsey Park Inc.                                New York
Bed Bath & Beyond of Pittsford Inc.                                  New York
Bed Bath & Beyond of Beachwood Inc.                                  Ohio
Bed Bath & Beyond of Westlake Inc.                                   Ohio
Bed Bath & Beyond of Fair Lawn Inc.                                  Ohio
Bed Bath & Beyond of Canton Inc.                                     Ohio
Bed Bath & Beyond of Tulsa Inc.                                      Oklahoma
Bed n Bath of Liberty Mills Inc.                                     Pennsylvania
Bed Bath & Beyond of King of Prussia Inc.                            Pennsylvania
Bed Bath & Beyond of Memphis Inc.                                    Tennessee
Bed Bath & Beyond of Meyerland Inc.                                  Texas
Bed Bath & Beyond of Plano Inc.                                      Texas
Katy Bed Bath & Beyond Inc.                                          Texas
Willowbrook Bed Bath & Beyond Inc.                                   Texas
Baybrook Bed Bath & Beyond Inc.                                      Texas
Bed Bath & Beyond of Addison Inc.                                    Texas
Bed Bath & Beyond of Austin Inc.                                     Texas
Bed Bath & Beyond of CP Dallas Inc.                                  Texas
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                     SUBSIDIARIES OF THE COMPANY, continued

NAME                                                                 STATE
Stafford Bed Bath & Beyond Inc.                                      Texas
Sunset Valley Bed Bath & Beyond Inc.                                 Texas
Texas Bed Bath & Beyond L.P.                                         Texas
West Oaks Bed Bath & Beyond Inc.                                     Texas
San Antonio Bed Bath & Beyond Inc.                                   Texas
South Arlington Bed Bath & Beyond Inc.                               Texas
Bed Bath & Beyond of Fairfax Inc.                                    Virginia
Bed Bath & Beyond of Fair City Inc.                                  Virginia
Bed Bath & Beyond of Falls Church Inc.                               Virginia
Bed n Bath of Baileys Crossroads Inc.                                Virginia
Bed Bath & Beyond of Tyson's Corner Inc.                             Virginia
Bed Bath & Beyond of Virginia Beach Inc.                             Virginia
Bed Bath & Beyond of Charlottesville Inc.                            Virginia
Bed Bath & Beyond of Chesapeake Inc.                                 Virginia
Bed Bath & Beyond of Auburn Inc.                                     Washington
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